PROSPECTUS SUPPLEMENT

May 1, 2017

for

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYsm (B Share)

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2017 for The Guardian Investor ProFreedom Variable Annuitysm (B Share) for variable annuity contracts issued through The Guardian Separate Account R.

1. Effective May 1, 2017, the information regarding your allocation options in the section entitled “VARIABLE INVESTMENT OPTIONS” for the following funds is replaced in their entirety with the following;

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Guggenheim VT U.S. Long Short Equity(i)	Seeks long-term capital appreciation.	The Fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in long and short equity or equity-like securities, including individual securities and derivatives (based on their notional value for purposes of this 80% calculation) giving exposure (i.e., economic characteristics similar to) to different sectors or industries to which the Fund is seeking exposure.	Guggenheim Investments 805 King Farm Boulevard Suite 600 Rockville, MD 20850
Janus Aspen Enterprise Portfolio (Service Shares)(i)	Seeks long-term growth of capital.

The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The Portfolio may also invest in foreign securities, which may include investments in emerging markets.

Janus Capital Management LLC 151 Detroit Street Denver, CO 80206-4805

PROSUPP0517

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Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (Class II)(i)	The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective.	The fund is a fund of funds – it invests primarily in other funds. These underlying funds are open-end funds managed by the manager or its affiliates, or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers. The fund seeks to achieve its objectives by investing in a broad range of asset classes and investment styles, combined with multiple layers of risk management strategies.	Legg Mason Partners Fund Advisor, LLC 620 8th Avenue New York, NY 10018	QS Investors, LLC 880 Third Avenue New York, NY 10022 Western Asset Management Company 385 East Colorado Boulevard Pasadena, CA 91101
(i)

This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before May 1, 2017 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of April 30, 2017. If at any time after April 30, 2017, you no longer have Contract Value allocated to the Fund and no Allocation Instructions that include the Fund, the Fund will no longer be available as an investment allocation option under your contract.

2. Effective May 1, 2017, the first paragraph on page 57 of the prospectus is replaced in its entirety with the following:

The HAVDB will be distributed in the same manner as the death benefit under the Basic Contract. For contracts issued in conjunction with applications signed on or after May 1, 2017, if you choose this benefit, then we will assess a daily charge at an annual rate of 0.35% of your Accumulation Value in the Variable Investment Options. For contracts issued in conjunction with applications signed prior to May 1, 2017, if you choose this benefit, then we will assess a daily charge at an annual rate of 0.30% of your Accumulation Value in the Variable Investment Options.

3. Effective May 1, 2017, the following is added as the first two paragraphs of the ROPDB Plus section on 59 of the prospectus:

If you have elected the ROPDB Plus death benefit, on the issue date, the death benefit is equal to the initial premium payment. Thereafter, we will increase the ROPDB Plus death benefit by the amount of any additional premium payment on the Valuation Date we receive such payment in Good Order at our Customer Service Office. We will decrease the ROPDB Plus death benefit by the Adjusted Withdrawal Amount on the Valuation Date that a withdrawal is made. In all states except California, we will reset the ROPDB Plus to the Accumulation Value on the Valuation Date that a change in owner, or in the event of a non-natural owner, a change in the Annuitant, is effective, even if the Accumulation Value is lower than the ROPDB Plus death benefit on that Valuation Date. On each Contract Anniversary, the ROPDB Plus death benefit will be increased by the amount in the ROPDB Plus Interest Account on the day immediately prior to the Contract Anniversary.

On each Contract Anniversary, the ROPDB Plus death benefit will be increased by the amount in the ROPDB Plus Interest Account. Amounts will be transferred from the ROPDB Plus Interest Account on the day prior to the Contract Anniversary so that on the Contract Anniversary the amount in the ROPDB Plus Interest Account will be zero.

4. Effective May 1, 2017, the last sentence of the first paragraph on page 64 of the prospectus is replaced in its entirety with the following:

Please refer to the example on pages 42 and 43 which demonstrates the effect of a hypothetical DIA transfer on the Chargeable Premium, surrender charges, and the allocation of cost basis.

Except as set forth herein, all other provisions of the Prospectuses shall remain unchanged

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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